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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2007
GLOBAL LOGISTICS ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Madison Avenue, 6th Floor, New York, New York	10017

(Address of Principal Executive Offices)	(Postal Code)
Registrant’s telephone number, including area code:          (646) 495-5155
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
THIS AMENDMENT IS BEING FILED SOLELY TO FILE AN UPDATED SLIDE SHOW PRESENTATION (EXHIBIT 99.3), WHICH SUPERCEDES ALL PRIOR VERSIONS FILED, WHICH DOCUMENT WAS ORIGINALLY FILED WITH THE CURRENT REPORT ON FORM 8-K, DATED MAY 18, 2007 AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 21, 2007, OF GLOBAL LOGISTICS ACQUISITION CORPORATION (“GLAC”).
GLAC INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GLAC SECURITIES, REGARDING ITS ACQUISITION OF ALL THE OUTSTANDING EQUITY OF THE CLARK GROUP, INC. (“CLARK”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.
BB&T CAPITAL MARKETS (“BBT”), REPRESENTATIVE OF THE UNDERWRITERS OF GLAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN FEBRUARY 2006, IS ASSISTING GLAC IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. GLAC, CLARK AND BBT AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF GLAC STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.
STOCKHOLDERS OF GLAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GLAC’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GLAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GLAC’S FINAL PROSPECTUS, DATED FEBRUARY 15, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GLAC OFFICERS AND DIRECTORS AND OF BBT AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL LOGISTICS ACQUISITION CORPORATION, 330 MADISON AVENUE, 6TH FLOOR, NEW YORK, NEW YORK 10017. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits:

Exhibit 99.3	Slide Show Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2007		GLOBAL LOGISTICS ACQUISITION CORPORATION

	By:		/s/ Gregory Burns

		Name:	Gregory Burns
		Title:	Chief Executive Officer